EXHIBIT 10.24

                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT is entered into as of September 1, 2002 by ENTERTAINMENT PROPERTIES TRUST, a Maryland real estate investment trust (the "Company") and FRED L. KENNON ("Employee"). In consideration of the mutual covenants contained herein, the parties agree as follows:

     1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings.

     "2000 AGREEMENT" shall mean Employee's Employment Agreement dated January 1, 2000 which is hereby canceled and superceded by this Agreement.

     "2000 NOTE" shall mean the share purchase note given by Employee under the 2000 Agreement in the original principal amount of $281,250.

     "ANNUAL INCENTIVE PROGRAM" shall mean the Annual Incentive Program of the Company, as amended from time to time, or any successor incentive program adopted by the Board or the Compensation Committee.

     "BOARD" shall mean the Board of Trustees of the Company.

     "CAUSE" shall mean and be limited to (a) Employee's willful and continued failure or refusal to perform his duties with the Company (other than as a result of his Disability or incapacity due to mental or physical illness) which is not remedied in the reasonable good faith determination of the Board within 30 days after Employee's receipt of written notice specifying the nature of such failure or refusal, or (b) the willful engagement by Employee in misconduct which is materially and demonstrably injurious to the Company. For purposes of this Agreement, no act or failure to act shall be considered "willful" unless done or omitted in bad faith and without reasonable belief that the act or omission was in the best interests of the Company. A failure or refusal to perform duties materially and adversely inconsistent with Employee's position, as contemplated in paragraph (a) of the definition of "Good Reason," shall not be considered willful or in bad faith.

     "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

          (a) Incumbent Trustees cease for any reason to constitute at least a majority of the Board.

          (b) Any "person" (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) or "group" (within the contemplation of Section 13(d)(3) of the Exchange Act and Rule 13d-5 thereunder) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) or controls the voting power, directly or indirectly, of shares of the Company representing 25% or more of the Company Voting Securities, other than (i) an acquisition of Company Voting Securities by an underwriter pursuant to an offering of shares by the Company, (ii) a Non-Qualifying Transaction, or (iii) an acquisition of Company Voting Securities directly from the Company which is approved by a majority of the Incumbent Trustees. For purposes of this definition:

               (A) "Company Voting Securities" shall mean the outstanding shares

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          of the  Company  eligible  to vote in the  election of trustees of the
          Company.

               (B) "Company 25% Shareholder" shall mean any "person" or "group" which beneficially owns or has voting control of 25% or more of the Company Voting Securities.

               (C) "Business Combination" shall mean a merger, consolidation, acquisition, sale of all or substantially all of the Company's assets or properties, statutory share exchange or similar transaction involving the Company or any of its subsidiaries that requires the approval of the Company's shareholders, whether for the transaction itself or the issuance or exchange of securities in the transaction.

               (D) "Incumbent Trustees" shall mean (1) the trustees of the Company as of the date of this Agreement or (2) any trustee elected subsequent to the date of this Agreement whose election or nomination was approved by a vote of at least two-thirds of the Incumbent Trustees then on the Board (either by specific vote or approval of a proxy statement of the Company in which such person is named as a nominee for trustee).

               (E) "Parent Corporation" shall mean the ultimate parent entity that directly or indirectly has beneficial ownership or voting control of a majority of the outstanding voting securities eligible to elect directors of a Surviving Corporation.

               (F) "Surviving Corporation" shall mean the entity resulting from a Business Combination.

               (G) "Non-Qualifying Transaction" shall mean a Business Combination in which all of the following criteria are met: (1) more than 50% of the total voting power of the Surviving Corporation or, if applicable, the Parent Corporation, is represented by Company Voting Securities that were outstanding immediately prior to the Business Combination (or, if applicable, is represented by shares into which the Company Voting Securities were converted pursuant to the Business Combination and held in substantially the same proportion as the Company Voting Securities were held immediately prior to the Business Combination, (2) no "person" or "group" (other than a Company 25% Shareholder or any Employee Benefit Plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation) would become the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and no Company 25% Shareholder would increase its percentage of such total voting power as a result of the transaction, and (3) at least a majority of the members of the board of directors or similar governing body of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Trustees at the time of the Board's approval of the Business Combination.

          (c) The shareholders of the Company approve a Business Combination, other than a Non -Qualifying Transaction.

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          (d)  The  shareholders  of the  Company  approve  a plan  of  complete liquidation or dissolution of the Company.

          (e) The acquisition of direct or indirect Control of the Company by any "person" or "group."

          (f) Any transaction or series of transactions which results in the Company being "closely held" within the meaning of the REIT provisions of the Code, after any applicable grace period, and with respect to which the Board has either waived or failed to enforce the "Excess Share" provisions of the Company's Amended and Restated Declaration of Trust.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any "person" or "group" acquires beneficial ownership or voting control of more than 25% of the Company Voting Securities as a result of any acquisition of Company Voting Securities by the Company, but if after that acquisition by the Company the "person" or "group" becomes the beneficial owner or obtains voting control of any additional Company Voting Securities, a Change in Control shall be deemed to occur unless otherwise exempted as set forth above.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMPENSATION COMMITTEE" shall mean the Compensation Committee appointed by the Board.

     "CONTROL" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of Company Voting Securities, by contract, or otherwise.

     "DISABILITY" shall mean (a) the adjudication of incompetence of Employee or
(b) the failure of Employee to perform his duties with the Company on a full-time basis for 90 consecutive days as a result of incapacity due to mental or physical illness which is determined to be permanent by a physician selected by the Company or its insurers and acceptable to Employee or his legal representative, which acceptance shall not be unreasonably withheld.

     "EMPLOYEE BENEFIT PLANS" shall mean any and all 401(k) plans, profit sharing plans, retirement plans, savings plans, investment plans, individual and family health and hospitalization insurance and/or self-insurance plans, medical reimbursement plans, prescription drug plans, dental plans, group life insurance, disability insurance, salary continuation plans, accidental death and travel accident insurance plans, fringe benefits and all other benefit plans, programs and policies of the Company adopted for peer management employees of the Company or agreed to by Employee and the Company during the Employment Period.

     "EMPLOYMENT PERIOD" shall mean the period from the date of this Agreement until the third anniversary of the date hereof, as extended automatically by adding one additional 12 month period on the first anniversary of the date hereof and on each anniversary thereafter, creating a rolling three year Employment Period.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "GOOD REASON" shall mean any of the following which is not remedied in the reasonable good faith determination of Employee within 30 days after the Company's receipt of written notice specifying the event claimed to constitute Good Reason:

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          (a) The  assignment  to Employee of duties  materially  and  adversely inconsistent with Employee's position as described in Section 2 or other position to which Employee may have been promoted prior to that time, or any material reduction in Employee's office, status, position, title(s) or responsibilities which is not agreed to by Employee.

          (b)  Any  material   reduction  in  Employee's  base  compensation  or
     eligibility under the Annual Incentive Plan or Employee Benefit Plans which is not agreed to by Employee.

          (c) A material breach of this Agreement by the Company, its successors or assigns, including any failure to pay Employee on a timely basis any amounts to which he is entitled under this Agreement.

          (d) Any requirement that Employee be based at any office outside of a 35 mile radius of the current offices of the Company.

     "GROSS-UP PAYMENT" shall mean a payment to Employee in an amount equal to all federal, state and/or local income, excise or other taxes imposed on Employee as a result of the forgiveness of any portion of the 2000 Note in accordance with the terms thereof or any continuation of salary, bonus and/or benefits under Section 6. For purposes of determining the amount of the Gross-Up Payment, Employee will be deemed to pay federal income taxes at the highest marginal rate in the Year in which the Gross-Up Payment is made and state and local income taxes at the highest marginal rates in the state and locality of his residence in that Year net, in the case of federal income taxes, of any reduction in federal income taxes which could be obtained from payment of the state and local taxes.

     "HOSTILE CHANGE IN CONTROL" shall mean a Change in Control pursuant to a tender offer, exchange offer or similar transaction at a price, on terms or by a "person" or "group" which is determined by at least a majority of the Incumbent Trustees, after receiving advice from one or more nationally recognized investment banking firms selected by the Incumbent Trustees, to not be (a) fair to the Company's shareholders (taking into account all factors the Board deems relevant including, without limitation, prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) or (b) otherwise in the best interest of the Company and its shareholders (other than the "person" or "group" on whose behalf the offer is being made, its affiliates or associates) taking into account all factors the Incumbent Trustees deem relevant.

     "NOTICE OF TERMINATION" shall mean a written instrument delivered by Employee or the Company, as the case may be, which (a) gives notice of the termination of this Agreement and Employee's employment hereunder, (b) indicates the provision of this Agreement under which the termination is made, (c) unless the termination is pursuant to Section 5(d), (f), (g) or (h), describes in reasonable detail the facts and circumstances claimed to provide a basis for termination and (d) specifies the Termination Date (which shall be not more than 30 days after the date of the Notice). The failure by Employee or the Company to describe in a Notice of Termination any fact or circumstance which contributes to a showing of Disability, Good Reason or Cause (as applicable) shall not waive any right to assert such fact or circumstance in enforcing Employee's or the Company's rights hereunder.

     "PROGRAM SHARES" shall mean the 20,000 common shares of the Company purchased by Employee with the proceeds of the 2000 Note. The Program Shares are without restriction by the Company, except that for a period of two years after their date of issue, the Program Shares may not be sold, transferred or otherwise disposed of by Employee, voluntarily or involuntarily, without the written consent of the Company, except (a) upon death, Disability, retirement at or after age 65, termination by Employee for Good Reason or termination by the Company without Cause, (b) transfers to other officers of the Company or (c) upon a Change in Control. Any sale of the Program Shares must comply with the

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Securities Act of 1933 and the rules thereunder.  The Program Shares will bear a legend to such effect.

     "RESIGNATION" shall mean Employee's resignation from the Company other than pursuant to Section 5(e), (g) or (h). "Resign" shall have the correlative meaning.

     "TERMINATION  DATE" shall mean:  (a) if Employee is terminated  pursuant to
Section 5(b) or (c) or terminates pursuant to Section 5(e) or (h), the date of receipt of the Notice of Termination or any later date specified in the Notice,
(b) if Employee is terminated by reason of death, the date of his death, or (c) if Employee is terminated pursuant to Section 5(d) or Resigns, 30 days after the date of receipt of the Notice of Termination.

     "YEAR" shall mean a calendar year including, for purposes of Section 4, all of calendar year 2002.

     2. DUTIES. The Company employs Employee as its Vice President, Treasurer and Chief Financial Officer. During the Employment Period (a) Employee shall perform such duties commensurate with his position as Vice President, Treasurer and Chief Financial Officer as the Board shall assign from time to time, and (b) Employee shall devote his full time and attention to the business of the Company and shall not engage in any other business activity for gain or profit, other than personal investments or service on corporate, civic or charitable boards or committees, so long as such activities do not significantly interfere with the performance of his responsibilities under this Agreement. Employee accepts his employment and agrees to faithfully observe and enforce the policies and decisions of the Company in effect from time to time, including but not limited to the Company's Code of Ethics and Insider Trading Policy.

     3. TERM.  This Agreement and Employee's  employment  shall remain in effect
during  the  Employment  Period,  as  extended,   unless  sooner  terminated  in
accordance with Section 5.

     4. COMPENSATION.

          (a) BASE SALARY. Employee shall receive an annual base salary of $205,000, payable in regular increments in accordance with the Company's standard payroll procedures (but not less frequently than monthly) less applicable withholdings, and subject to such increases as awarded in the discretion of the Compensation Committee from time to time.

          (b) BONUS. Employee shall be eligible for an annual performance bonus in accordance with the Annual Incentive Program. The Compensation Committee shall establish the bonus computation methodology and performance criteria for each Year and shall have sole authority to administer the Annual Incentive Program, to establish performance goals, to certify to their achievement and to establish the amount of the annual bonus.

          (c) EMPLOYEE BENEFIT PLANS. Employee shall be eligible to participate in all Employee Benefit Plans made available to other peer management employees of the Company or otherwise agreed to by Employee and the Company during the Employment Period.

          (d) VACATION. Employee shall be entitled to at least four weeks paid vacation during each Year of service, or such greater amount as afforded other peer management employees of the Company or otherwise agreed by Employee and the Company (prorated for any partial Year).

          (e) EXPENSE REIMBURSEMENTS. The Company shall reimburse Employee for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of

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     his services  under this  Agreement.  All  reimbursable  expenses  shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, in a format and manner consistent with
     the  Company's  expense  reporting   policies   applicable  to  other  peer
     management employees of the Company.

          (f) ADJUSTMENTS TO COMPENSATION. Employee's base salary and other cash compensation shall be subject to withholding and other applicable taxes. If Employee is employed by the Company for less than 12 months in any Year, unless otherwise provided in Section 6 or in the applicable plan or arrangement, his compensation and benefits shall be prorated in accordance with the number of days in the Year during which he is employed.

     5. TERMINATION. This Agreement and Employee's employment hereunder shall be terminated upon the earliest of:

          (a) DEATH. Employee's employment shall automatically terminate upon his death.

          (b) DISABILITY. The Company will make efforts to reasonably accommodate Employee as required by applicable federal and state laws. However, in the event of Employee's Disability, the Board may, after giving 30 days' written notice to Employee, terminate Employee by giving Notice of Termination if he is unable because of his Disability to resume his full-time duties within such 30-day period.

          (c) CAUSE. The Board may terminate Employee's employment for Cause by giving Notice of Termination to Employee.

          (d) WITHOUT CAUSE. The Board may terminate Employee's employment without Cause by giving 30 days' Notice of Termination to Employee.

          (e) GOOD REASON. Employee may terminate his employment for Good Reason by giving Notice of Termination to the Company.

          (f) RESIGNATION. Employee may Resign his employment by giving 30 days' Notice of Termination to the Company.

          (g) RETIREMENT. Employee may retire at or after age 65.

          (h) CHANGE IN CONTROL. Employee may terminate his employment by giving Notice of Termination upon a Change in Control.

     6. COMPENSATION ON TERMINATION. Upon termination of Employee's employment for any reason provided in Section 5, Employee (or his estate) shall be entitled to all compensation earned and all benefits and reimbursements vested or accrued through the Termination Date. In addition:

     (a) DEATH. If Employee's employment is terminated pursuant to Section 5(a), Employee's estate shall receive from the Company, in a lump-sum payment due within 30 days after the Termination Date, an amount equal to the sum of (i) Employee's base salary at the rate in effect on the Termination Date for the remainder of the Employment Period, plus (ii) the incentive bonus paid or payable to Employee for the most recently completed Year prior to Employee's death times the number of Years remaining in the Employment Period (for purposes of (i) and (ii) any partial Year during the remainder of the Employment Period shall be treated as an entire Year), reduced on a dollar-for-dollar basis by
(iii) the aggregate amount of all benefits payable to Employee's estate or beneficiaries under any

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and all split dollar  and/or other life  insurance  policies  maintained  by the
Company on Employee's life. In addition, notwithstanding anything to the contrary in any share option plan or agreement, any share options that were exercisable by Employee on the date of his death may be exercised by his heirs or devisees until the earlier of 180 days after the date of his death or ten years after the grant date of the options.

     (b) DISABILITY. If Employee's employment is terminated pursuant to Section 5(b), Employee or his personal representative shall receive from the Company, in a lump-sum payment due within 30 days after the Termination Date, an amount equal to the sum of (i) Employee's base salary at the rate in effect on the Termination Date for the remainder of the Employment Period, plus (ii) the incentive bonus paid or payable to Employee for the most recently completed Year prior to the Termination Date times the number of Years remaining in the Employment Period (for purposes of (i) and (ii) any partial Year during the remainder of the Employment Period shall be treated as an entire Year), reduced on a dollar-for-dollar basis by (iii) the aggregate amount of all disability benefits payable to Employee under disability plans maintained by Company.

     (c) BY THE COMPANY FOR CAUSE, RESIGNATION; RETIREMENT. If Employee is terminated pursuant to Section 5(c) or Employee Resigns or retires at or after age 65, Employee shall have no right to any severance compensation or benefits, except as required by law.

     (d) BY THE COMPANY WITHOUT CAUSE; BY EMPLOYEE FOR GOOD REASON OR UPON A CHANGE IN CONTROL. If Employee is terminated pursuant to Section 5(d) or terminates pursuant to Section 5(e) or (h), Employee shall receive from the Company (or its successor, if applicable), in a lump-sum payment due within 30 days after the Termination Date, an amount equal to the sum of (i) Employee's base salary at the rate in effect immediately prior to the Termination Date times the number of Years remaining in the Employment Period, plus (ii) the incentive bonus paid or payable to Employee for the Year immediately preceding the Year in which the Termination Date occurs times the number of Years remaining in the Employment Period (for purposes of (i) and (ii), any partial Year during the remainder of the Employment Period shall be treated as an entire
Year) plus (iii) a Gross-Up Payment in the amount of any excise tax incurred by Employee as a result of such compensation. In addition, notwithstanding anything to the contrary in any share option plan or agreement, any share options held by Employee on the Termination Date shall become immediately exercisable and may be exercised by Employee until the earlier of 180 days after the Termination Date or 10 years after the grant date of the options.

     (e) NOTE FORGIVENESS.  If Employee is terminated  pursuant to Section 5(a),
(b) or (d) or terminates pursuant to Section 5(e), (g) or (h), the Company shall
(i) forgive that portion of the principal balance of the 2000 Note equal to (A) the outstanding balance of the 2000 Note on the Termination Date less (B) an amount equal to the average closing price for the Company's shares during the 20 trading days prior to the Termination Date times the number of Program Shares held by Employee on the Termination Date, multiplied by (C) a fraction, the numerator of which is the number of Program Shares held by Employee on the Termination Date and the denominator is the number of original issue Program Shares purchased with the proceeds of the 2000 Note and 1997 Note, and (ii) pay a Gross-Up Payment to Employee in consideration of such Note forgiveness. If Employee is terminated pursuant to a Hostile Change in Control, the Company shall forgive the entire principal balance of the 2000 Note and pay a Gross-Up Payment to Employee in consideration of such Note forgiveness.

     Unless surrendered to the Company for cancellation, all Program Shares purchased with the proceeds of the 2000 Note and/or 1997 Note which are held by Employee as of the date of any 2000 Note forgiveness (other than upon a Hostile Change in Control) and which have an aggregate value (as determined under
Section 6(e)(B)) equal to or less than the amount of the principal balance of the 2000 Note shall be cancelled on the books of the Company and the value of those cancelled Shares shall be

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applied toward the principal balance of the 2000 Note, with any remaining Shares whose value exceeds such principal balance to be retained by Employee. Employee designates the Secretary or any Assistant Secretary of the Company as his attorney-in-fact to effect such cancellation, which power is coupled with an interest and shall survive the death, Disability or incompetence of Employee. No Program Shares shall be cancelled in connection with a 2000 Note forgiveness upon a Hostile Change in Control.

     Notwithstanding the foregoing, the Compensation Committee shall have discretion to permit Employee's estate to retain all Program Shares upon forgiveness of the 2000 Note in the event of his death.

     All other rights and obligations of the Company and Employee under this Agreement (other than Sections 8, 9 and 10, which shall survive termination) shall cease as of the Termination Date.

     The parties acknowledge and agree that the provisions of this Section 6(e) are identical to those contained in Section 6(e) of the 2000 Agreement, except as required to conform such provisions with the requirements of the Sarbanes-Oxley Act of 2002, and that such provisions were in effect and binding on the Company prior to passage of the Sarbanes-Oxley Act.

     7. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall limit Employee's continuing or future participation in any plan, program, policy or practice provided by the Company and for which Employee may qualify, nor shall anything herein limit or otherwise affect any rights Employee may have under any other contract or agreement with the Company. Amounts which are vested benefits or which Employee is otherwise entitled to receive at or subsequent to a Termination Date under any plan, policy, practice or program of, or any contract or agreement with, the Company shall be payable in accordance with the same, except as explicitly modified in this Agreement.

     8. FULL SETTLEMENT; RESOLUTION OF DISPUTES.

          (a) The Company's obligation to make the payments provided in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any unilateral right of set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against Employee or others, but the foregoing shall not limit the right of the Company to seek such relief in any proceeding. In no event shall Employee be obligated to seek other employment or take any other action to mitigate any amounts payable under this Agreement. If Employee is the prevailing party in any action brought by the Company to contest any liability or obligation hereunder or in any action by Employee to enforce the provisions hereof, the Company shall reimburse Employee for the fees and expenses of his counsel incurred in such action.

          (b) If there is a dispute between the Company and Employee (i) if the Company terminates for Cause, with respect to the existence of Cause (ii) if Employee terminates with Good Reason, with respect to the existence of Good Reason, then, upon the entry of a final, nonappealable judgment by a court of competent jurisdiction declaring that the Company's termination was not for Cause or that Employee's determination of Good Reason was made in good faith, as the case may be, the Company shall pay all amounts provided in the applicable provisions of Section 6, plus any damages to which Employee is entitled by reason of the Company's breach of this Agreement and shall reimburse Employee for the fees and expenses of his counsel incurred in such proceeding.

          (c) Any amount payable under this Section 8 shall bear interest at the federal rate provided in Section 7872(f)(2)(A) of the Code until fully paid.

     9. INDEMNIFICATION. Nothing in this Agreement shall limit Employee's indemnification rights under the Company's Declaration of Trust or Bylaws or any Trustees' and Officers' insurance coverage. Employee shall not be liable to the Company or its shareholders for any errors or omissions made in good faith and in the absence of gross negligence or willful misconduct.

     10. CONFIDENTIAL INFORMATION.

          (a) Employee shall retain in confidence and shall not disclose to any party (other than officers, trustees or representatives of the Company as required for the conduct of the Company's business), nor use for any purpose (other than in the performance of his duties hereunder) any confidential or proprietary information of or with respect to the Company, its business, financial condition or performance, existing or potential properties, existing or potential transactions, negotiations, relationships, plans, strategies, projections, existing or potential tenants or any other information of a confidential or proprietary nature, whether in written, oral or electronic format and whether disclosed prior to, or after the date of this Agreement ("Confidential Information"). Notwithstanding the foregoing, Confidential Information shall not include
     (i) information which is publicly disclosed or otherwise generally available through no fault of Employee, or (ii) information required to be disclosed by Employee or the Company under the federal securities laws and regulations or any subpoena or order of a court or governmental agency. In no event shall an asserted violation of the provisions of this Section 10(a) constitute a basis for the Company's unilateral deferral or withholding of any amounts otherwise payable to Employee under this Agreement, without limitation of the right of the Company to assert any right of set-off, counterclaim, recoupment, defense or other claim in any proceeding.

          (b) Employee acknowledges that any breach of the covenants in Section 10(a) would cause irreparable injury to the Company which would not be fully compensable in damages. Accordingly, the Company shall be entitled to injunctive or specific relief from a court of competent jurisdiction against any breach or threatened breach by Employee, his agents or persons acting through him, of the covenants in Section 10(a), without the necessity of posting bond or proving lack of an adequate remedy at law, and without limitation of other remedies that may be available to the Company at law or in equity.

     11. SUCCESSORS.

          (a) This Agreement is personal to Employee and shall not be assigned by him without the prior written consent of the Board. The provisions of Sections 6 and 8 shall inure to the benefit of and be binding on and enforceable by Employee's heirs and legal representatives.

          (b) This Agreement may be assigned by the Company to any successor to its business or assets and shall inure to the benefit of its successors and assigns.

          (c) This Agreement shall be binding upon and enforceable against any successor (whether direct or indirect, by acquisition, merger, consolidation, Change in Control or otherwise) to the Company or to all or substantially all of its assets, whether such transaction was approved by the Incumbent Trustees or otherwise. The Company shall advise any successor to its business or assets and the entity effecting any Change in Control of the provisions of this Agreement and the survival of such provisions following the consummation of such transaction. As used in this Agreement, "Company" shall mean Entertainment Properties Trust and any successor to its business, assets or outstanding securities.

     12. EXCESS PARACHUTE PAYMENT. If the Internal Revenue Service asserts that any portion of any payment made to Employee pursuant to this Agreement constitutes an "excess parachute payment" and imposes an excise tax thereon, the Company will indemnify Employee in an amount equal to the excise tax. Such amount shall be paid to Employee immediately upon a final judicial determination of, or settlement determining, the liability for the excise tax.

     13. REPLACEMENT. This Agreement supersedes and replaces the 1997 Agreement and 2000 Agreement, with the exception of the restrictions on the Program Shares recited in Section 3(d) of the 1997 Agreement and Section 1 of the 2000 Agreement, which shall survive such termination to the extent applicable.

     14. GOVERNING LAW. This Agreement shall be governed by Missouri law, without reference to conflicts of laws rules.

     15. HEADINGS. Section headings are for convenience of reference only and shall have no effect on the interpretation of this Agreement.

     16. ENTIRE AGREEMENT. This constitutes the entire agreement of the parties with regard to the subject matter hereof and may not be modified or amended except by written instrument executed by the Company and Employee.

     17. NOTICE. Any notice or other communication hereunder shall be in writing and may be hand delivered or sent by registered or certified mail return receipt requested, commercial courier or facsimile transmission:

--------------------------------------------------------------------------------
                  If to Employee:              30 West Pershing Road
                                               Suite 201
                                               Kansas City, Missouri  64108
                                               FAX: (816) 472-5794
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  If to the Company:           Entertainment Properties Trust
                                               30 West Pershing Road, Suite 201
                                               Kansas City, Missouri 64108
                                               Attention:  General Counsel
                                               FAX: (816) 472-5794
--------------------------------------------------------------------------------

or to such other address or facsimile number as either party shall have furnished the other in writing. Notices and communications shall be effective when actually received by the addressee.

     18. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement.

     19. WAIVER. A party's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right such party may have hereunder shall not be deemed a waiver of such provision or any other provision of this Agreement.

     20. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original and both of which, taken together, shall constitute a single instrument.

     21. BOARD APPROVAL. This Agreement has been approved by the Board upon the recommendation of the Compensation Committee. The officer signing this Agreement on behalf of the Company is duly authorized to do so and to bind the Company to the provisions hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the above date.

                                    COMPANY

                                    ENTERTAINMENT PROPERTIES TRUST


                                    By /s/ David M. Brain
                                       ---------------------------------------
                                         David M. Brain
                                         President and Chief Executive Officer


                                    EMPLOYEE


                                    /s/ Fred L. Kennon
                                    ------------------------------------------
                                    Fred L. Kennon